UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) September 10, 1998
                                                        ------------------

                               PERCON INCORPORATED

 Washington                              0-26462             91-1486560
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(State or other jurisdiction of         (Commission         (IRS Employer
 incorporation or organization)          File No.)           Identification No.)


 1800 Millrace Drive, Eugene, Oregon                         97403
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(Address of principal executive offices)                    (Zip Code)


                                 (541) 344-1189
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              (Registrant's telephone number, including area code)


         1720 Willow Creek Circle, Suite 530, Eugene, Oregon 97402-9171
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              (Former name, former address and former fiscal year,
                         if changed since last report)


This Report consists of four (4) sequentially numbered pages.

Item 4.  Changes in Registrant's Certifying Accountant
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     (a)  Previous Independent Accountants

          (i) On September 10, 1998 Percon Incorporated (the "Company") dismissed its prior certifying accountants, PricewaterhouseCoopers LLP ("PwC").

          (ii) The reports of PwC on the financial statements of the Company for the past two fiscal years contained no adverse opinion or disclaimers of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

          (iii) The decision to change accountants was approved by the Company's Audit Committee of the board of directors and ratified by its entire board of directors.

          (iv) During the two most recent fiscal years and through the date hereof, there have been no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PwC would have caused them to make reference thereto in their report on the financial statements for such years.

          (v) The Company does not believe there is any information required to be reported pursuant to Item 304 (a)(1)(iv)(B) of Regulation S-B during the two most recent fiscal years and through the date hereof.

               The Company has authorized PwC to respond fully to the inquiries of the Company's successor certifying accountants concerning the subject matter of each of the circumstances which PwC believes may give rise to a event reportable pursuant to Item 304(a)(1)(iv)(B) of Regulation S-B.

          (vi) The Company has requested that PwC furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter is filed as an Exhibit to this Form 8-K.

     (b)  New Independent Accountants

          (i) The Company engaged KPMG Peat Marwick LLP ("KPMG") as its new independent accountants as of September 10, 1998. During the two most recent fiscal years and through the date hereof, the Company has not consulted with KPMG on items which: (1) were or should have been subject to SAS 50; or (2) concerned the subject matter of a disagreement or reportable event with the former auditor (as described in Regulation S-B Item 304 (a)(2)).

Item 7.  Financial Statement and Exhibits
-----------------------------------------

     (c)  Exhibits

          16. Letter from PriceWaterhouseCoopers LLP re change in certifying accountant.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  September 17, 1998

                                       PERCON INCORPORATED



                                       By JASON DAVIS
                                          --------------------------------------
                                          Jason Davis
                                          Chief Financial Officer
                                          (Principal Financial and Accounting
                                           Officer)